Exhibit 99.1

© 2015 Broadwind Energy, Inc. All rights reserved. 1 Aegis Growth Conference Investor Presentation October 9, 2015

Industry Data and Forward-Looking Statements Disclaimer 2 © 2015 Broadwind Energy, Inc. All rights reserved. Broadwind obtained the industry and market data used throughout this presentation from our own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond our control. This presentation includes various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding our future financial condition or results of operations, cash flows, performance, business prospects and opportunities, and our prospects and strategies for future growth, including with respect to estimated 2015 guidance. Forward-looking statements include any statement that does not directly relate to a current or historical fact. These statements are based on current expectations and we undertake no obligation to update these statements to reflect events or circumstances occurring after this presentation. Such statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Such risks and uncertainties include, but are not limited to: expectations regarding our business, end-markets, relationships with customers and our ability to diversify our customer base; the impact of competition and economic volatility on the industries in which we compete; our ability to realize revenue from customer orders and backlog; the impact of regulation on end-markets, including the wind energy industry in particular; the sufficiency of our liquidity and working capital and our plans to evaluate alternative sources of funding if necessary; the ability to preserve and utilize our tax net operating loss carry-forwards; our plans to continue to grow our business through organic growth; our plans with respect to the use of proceeds from financing activities and our ability to operate our business efficiently, manage capital expenditures and costs effectively, and generate cash flow; and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including those contained in Part I, Item A “Risk Factors” of our Annual Reports on Form 10-K. This presentation contains non-GAAP financial information. We believe that certain non-GAAP financial measures may provide users of this financial information with meaningful comparisons between current results and results in prior operating periods. We believe that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Please see our earnings release dated July 30, 2015 for a reconciliation of certain non-GAAP measures presented in this presentation.

Broadwind Overview

2014 Revenue: $241 million



Services 7%
Gearing 17%
Weldments 3%
Wind Towers 73%

Towers and Weldments

- Leading U.S. wind tower manufacturer
- Flexible manufacturing/design practices – have built towers for 6 different turbine OEM's
- Leveraging welding competencies in broader energy markets

Gearing

- 90-year history
- Precision gearing manufacturer (>1 meter diameter)
- Serves mix of oil and gas, mining, wind and other industrial customers

Services

- Non-routine maintenance service on aging fleet of 49,000 wind turbines in U.S.
- Business is under strategic review

© 2015 Broadwind Energy, Inc. All rights reserved.
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Executing On Our Plan 4 Improved >10 pp since 2010 CAGR 10% $M © 2015 Broadwind Energy, Inc. All rights reserved. Improved $18M since 2010 0% 5% 10% 15% 20% 25% 2010 2011 2012 2013 2014 SG&A as % of Revenue 0 50 100 150 200 250 2010 2011 2012 2013 2014 Sales 0% 2% 4% 6% 8% 10% 2010 2011 2012 2013 2014 Gross Margin – % of Sales GM% Restructuring % -10 -5 0 5 10 15 20 2010 2011 2012 2013 2014 $M Adj. EBITDA

Broadwind Order Backlog © 2015 Broadwind Energy, Inc. All rights reserved. 5 Tower backlog typically 6-9 months; 2015 tower production capacity sold out; currently in discussions for 2016-2017 Gearing backlog typically 4-6 months Strong Order Backlog - Good Visibility Order surge prior to PTC extension 0 50 100 150 200 250 300 Q4 11 Q4 12 Q4 13 Q4 14 Q1 15 Q2 15

Supportive Wind Policy Environment

Production Tax Credit

- Has supported wind energy since 1992
- Senate Finance Committee supports as part of 2015 Tax Extenders Package
- Likely timing: before YE 2015
- Will support installations into 2018

EPA Clean Power Plan

- EPA mandated significantly reduced carbon emissions from power plants
- Energy Information Agency estimates > 100 GW of new wind needed to meet the targets
- Will add significant new wind capacity in IL, OH, PA, OK and MI

Recent Timeline of PTC Impact


2010 PTC
2013 PTC
2014 PTC
2015 PTC*
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
* Proposed PTC
Construction/5% down period
Safe Harbor Period


New England
498 MW
Wisconsin
1,037 MW
Michigan
5,724 MW
West MISO & NE
6,953 MW
New York
1,586 MW
PJM West & IN
39,270 MW
PJM East
4,651 MW
Rockies
4,335 MW
KS & West MO
MISO IL & MO
10,935 MW
TVA
SPP South
10,370 MW
Southwest
6,528 MW
Virginia & Carolinas
4,896 MW
Southern Company
65 MW
ERCOT
2,948 MW
by 2028
Entergy
293 MW

Source: EIA May 2015 CPP Analysis

© 2015 Broadwind Energy, Inc. All rights reserved.

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Wind Energy is Cost Competitive © 2015 Broadwind Energy, Inc. All rights reserved. 7 58% cost reduction in 5 years –and efficiencies still improving New financing vehicles like Yieldcos provide low-cost development capital Commercial customers like Walmart, Dow Chemical, and Microsoft buying wind to secure long-term, cheap power source Source: Lazard Capital $87 $61 Gas Combined Cycle Even without PTC incentive, wind energy is cost competitive Unsubsidized Levelized Cost of Energy

U.S. Wind Power – 49,000 spinning turbines, 10% growth © 2015 Broadwind Energy, Inc. All rights reserved. 8 8 GW of new turbines = ~ 4000 new towers $1.4 Billion annual tower market at $350,000/tower BWEN full capacity of 500 towers represents 12% market share Source: MAKE Consulting Source: AWEA Q215 Market Report 0 2 4 6 8 10 12 14 2010A 2011 A 2012 A 2013 A 2014 A 2015 F 2016 F U.S. Wind Installations (GW) Annual US wind additions 0 10 20 30 40 50 60 70 2001 2003 2005 2007 2009 2011 2013 Q2 15 U.S. Wind Installations (GW) Cumulative U.S. Installations

We have encountered difficulties increasing tower production to meet demand © 2015 Broadwind Energy, Inc. All rights reserved. 9 2014-15 Production Issues: Tactical issues resolved in short-term – supply chain, steel, paint Process/contract changes to improve operating consistency at near-full capacity utilization Additional capital under consideration to improve production flow In negotiations for remaining 2016 capacity—process has lengthened due to supply chain globalization 0 100 200 300 400 500 2010 2011 2012 2013 2014 2015E BWEN Tower Production

Inventory spike is behind us © 2015 Broadwind Energy, Inc. All rights reserved. 10 Steel plate supplies are customer and design specific and comprise majority of inventory Inventories rose to record high at 3/31/15 due to West Coast port strike and production difficulties –added $16 million of working capital Inventories are liquidating and should return to $35 million range by 12/31/15 Gross Inventory Working Capital cents per dollar sales - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Raw Materials WIP Finished Goods - 2 4 6 8 10 12 14 16 18 20

We have liquidity to support our needs © 2015 Broadwind Energy, Inc. All rights reserved. 11 June 30 debt balance included $5 million term loan and $2.6 million low-interest, investment-incentive loan which will be forgiven in 2018 Sept 30 cash balance exceeded $4 million and should exceed $10 million by year-end Broadwind Energy, Inc Monthly Balance Sheet 12/31/14 3/31/15 6/30/15 9/30/15 E 12/31/15E Cash Assets 20,256 232 591 4,700 > 10,000 Accounts Receivable 20,012 21,841 21,323 Inventory (net) 34,921 45,855 43,152 38,000 35,000 PPE 62,952 61,400 58,722 Intangibles and Other 8,477 8,101 8,271 Total Assets 146,618 137,429 132,059 Accounts Payable 18,461 22,182 17,666 Accrued Liabilities 9,553 7,875 8,261 Customer Deposits 22,619 15,895 8,603 Debt + Capital Leases 4,111 4,867 8,943 8,000 7,800 Other Non-Current Liabilities 3,494 2,990 3,000 Total Liabilities 58,238 53,809 46,473 Equity 88,380 83,620 85,586 Total Liabilities and Equity 146,618 137,429 132,059

We are exiting the unprofitable Services segment © 2015 Broadwind Energy, Inc. All rights reserved. 12 BOD approved plan to divest segment – competitive environment intensifying and BWEN scale not economic $8M net asset base Currently in active discussions with potential buyers Expect transaction prior to year-end BWEN Financials as reported and excluding Services 2014 1H 2015 As Reported *Exc. Svcs. As Reported *Exc. Svcs. Revenue $ 241.3 $ 225.8 $ 116.3 $ 111.8 GM% 7.3% 8.7% 6.9% 10.1% EBITDA 8.9 11.9 2.8 6.3 *estimates

Q3 Financial Outlook © 2015 Broadwind Energy, Inc. All rights reserved. 13 * Q3 Preliminary Estimates as of 9.18.15 Q3 Outlook Reduced in September: Production difficulties in Tower business Gearing managing through oil & gas and mining downturn; savings from consolidation in effect; aggressive cost management continues Environmental remediation reserve for closed gear plant raised $.9 M Figures do not reflect discontinuation of unprofitable Services segment FY 2012 FY 2013 FY 2014 1H 15 Q3 14 Q3 15* Revenue-$M $ 210.7 $ 215.7 $ 241.3 $ 116.3 $ 60.3 $52-53 Gross Profit-$M 6.8 12.3 17.5 8.0 3.9 -% (ex. Restructuring) 4.0% 8.0% 7.8% 6.9% 6.7% Operating Expense-$M 24.1 25.6 23.4 11.1 5.7 -% (ex. Restructuring) 11.1% 11.3% 9.6% 9.5% 9.2% Operating Profit (Loss)-$M (17.3) (13.2) (5.9) (3.1) (1.8) (3.0-4.0) Adj. EBITDA-$M 5.5 10.3 8.9 2.8 2.0 EPS, Continuing - $ (1.27) (0.72) (0.42) (0.23) (0.12) (.20-.27)

Investment Thesis Wind energy becoming mainstream in U.S. Stock price under pressure due to recent manufacturing stumbles Healthy backlog with high-quality customer base Tax loss carry-forward of $174M Asset rich with limited debt; tangible asset value of $5.40/share © 2015 Broadwind Energy, Inc. All rights reserved. 14

Appendix 15 Appendix © 2015 Broadwind Energy, Inc. All rights reserved.

Towers and Weldments Q2 2014 Q2 2015 YTD 2014 YTD 2015 Orders ($M) $0.9 $51.4 $4.8 $63.2 Towers Sold (#) 119 142 227 245 Revenue ($M) 52.9 55.0 101.2 96.1 Operating Inc ($M) 8.6 7.2 14.2 8.3 -% of Sales 16.2 13.0 14.0 8.6 Adj. EBITDA ($M) 9.6 8.1 16.2 10.3 - % of Sales 18.1 14.8 16.0 10.7 Q2 Results Towers sold up 20% - finished towers in inventory at 3/31 were delivered YTD revenue down due to lower weldments volume and tower mix Lower margin mix of towers Operating margin rebounded to 13% of sales Q3 outlook: $51-53M revenue; Op Income >10% 2015 Objectives Sell 2016 tower capacity Reduce tower production cost through improved welding and paint productivity Build and diversify weldments backlog Expand ERP system utilization © 2015 Broadwind Energy, Inc. All rights reserved. 16 Data per Q2 Earnings Call Presentation 7.30.15 0 50 100 150 Q1 Q2 Q3 Q4 # of Towers Quarterly Tower Sales 2014 2015 Forecast

Gearing Q2 2014 Q2 2015 YTD 2014 YTD 2015 Orders ($M) $18.5 $3.9 $27.0 $13.8 Revenue ($M) 12.4 8.0 21.2 16.6 Operating Loss ($M) -1.8 -1.5 -4.8 -2.7 Adj. EBITDA ($M) .6 -.2 -.2 -.1 Q2 Results Oil & gas and mining orders down sharply Revenue down 36% in Q2; 22% YTD Operating Loss narrowed – cost management, end of restructuring, lower depreciation all contribute Q3 outlook – similar to Q2 © 2015 Broadwind Energy, Inc. All rights reserved. 17 YTD 14 YTD 15 Orders by Industry 2015 Objectives Continue cross-training to improve labor productivity Tight control of expenses and working capital Expand sales efforts to improve capacity utilization Data per Q2 Earnings Call Presentation 7.30.15 Wind Industrial Oil & Gas Mining Steel Wind Industrial Oil & Gas Mining Steel

Services Q2 2014 Q2 2015 YTD 2014 YTD 2015 Orders ($M) $4.4 $4.7 $8.0 $6.6 Revenue ($M) 3.5 2.7 5.9 4.6 Operating Loss ($M) -1.3 -1.8 -2.7 -4.4 Adj. EBITDA ($M) -1.0 -1.4 -1.9 -3.6 Q2 Results Seasonal order intake growth occurring Weaker Blade and Shop revenue vs 2014 South Dakota gear shop closed - $.4M inventory charge Q3 operating loss will improve due to shop consolidation, higher revenue Board approves evaluating strategic alternatives for Services 2015 Objectives Increase gearbox rebuild throughput and capacity utilization in shop Expand customer base Improve margins Reduce overhead costs © 2015 Broadwind Energy, Inc. All rights reserved. 18 Sales by Product Line Data per Q2 Earnings Call Presentation 7.30.15 Field Shop Blade YTD 2015 Field Shop Blade YTD 2014

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